Exhibit 99.2

INDEX TO FINANCIAL STATEMENTS - UNAUDITED

                                                                       Page

Saucony, Inc.

Condensed Consolidated Balance Sheets as of July 1, 2005 and December
31, 2004                                                                 2

Consolidated Statements of Income for the thirteen and twenty-six
weeks ending July 1, 2005 and July 2, 2004                               3

Consolidated Statements of Cash Flows for the thirteen and twenty-six
weeks ending July 1, 2005 and July 2, 2004                               4

Notes to Consolidated Financial Statements                               5

                        SAUCONY, INC. AND SUBSIDIARIES

                    Condensed Consolidated Balance Sheets
              (In thousands, except share and per share amounts)

                                     ASSETS
                                                  July 1,      December 31,
                                                   2005            2004
                                                   ----            ----
                                                (Unaudited)
Current assets:
  Cash and cash equivalents.....................$30,164          $12,042
  Short-term investments........................    300           20,694
  Accounts receivable, net...................... 28,935           22,485
  Inventories................................... 23,762           25,645
  Deferred income taxes.........................  2,036            2,455
  Prepaid expenses and other current assets.....  1,163            1,316
                                                -------           ------
   Total current assets......................... 86,360           84,637
                                                -------           ------
Property, plant and equipment, net..............  9,059            9,570
                                                -------           ------
Other assets:
  Goodwill......................................    912              912
  Deferred charges, net.........................    191               91
  Other.........................................  1,036            1,047
                                                -------           ------
   Total other assets...........................  2,139            2,050
                                                -------           ------
Total assets....................................$97,558          $96,257
                                                =======          =======

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of capitalized
    lease obligations...........................$    65         $     63
  Accounts payable..............................  9,621           10,484
  Accrued expenses and other current liabilities  9,606           11,249
  Environmental accrual.........................  1,957            2,275
                                                -------           ------
   Total current liabilities.................... 21,249           24,071
                                                -------           ------

Long-term obligations:
  Capitalized lease obligations, net of
     current portion...........................     107              138
  Other long-term obligations...................  1,012              932
  Deferred income taxes.........................  1,905            1,964
                                                -------           ------
   Total long-term obligations..................  3,024            3,034
                                                -------           ------

Minority interest in consolidated subsidiary....    529              461
                                                -------           ------

Stockholders' equity:
  Preferred stock, $1.00 par value per share;
   authorized 500,000 shares; none issued.......     --               --
  Common stock:
   Class A, $.333 par value per share,
     authorized 20,000,000 shares
     (issued July 1, 2005 and December 31,
      2004, 2,520,647)..........................    840              840
   Class B, $.333 par value per share,
     authorized 20,000,000 shares (issued
     July 1, 2005, 4,178,540 and December 31,
     2004, 4,094,445)...........................  1,393            1,365
  Additional paid in capital.................... 18,839           18,049
  Retained earnings............................. 50,866           46,693
  Accumulated other comprehensive income........    818            1,744
                                                -------           ------
     Total stockholders' equity................. 72,756           68,691
                                                -------           ------
Total liabilities and stockholders' equity......$97,558          $96,257
                                                =======          =======

             The accompanying notes are an integral part of
                these consolidated financial statements.

                        SAUCONY, INC. AND SUBSIDIARIES

                  Condensed Consolidated Statements of Income
                  For the thirteen and twenty-six weeks ended
                        July 1, 2005 and July 2, 2004
                                  (Unaudited)
                    (in thousands, except per share amounts)


                                       Thirteen  Thirteen  Twenty-Six Twenty-Six
                                          Weeks     Weeks      Weeks     Weeks
                                          Ended     Ended      Ended     Ended
                                         July 1,   July 2,    July 1,   July 2,
                                          2005      2004       2005      2004
                                          ----      ----       ----      ----
Net sales...............................$40,101    $43,979   $81,952  $90,948
Other revenue...........................     65        103       161      282
                                        -------    -------   -------  -------
Total revenue........................... 40,166     44,082    82,113   91,230
                                        -------    -------   -------  -------

Costs and expenses
  Cost of sales......................... 23,899     25,908    48,156   53,820
  Selling expenses......................  5,871      6,311    11,622   12,369
  General and administrative expenses...  7,532      6,512    14,426   12,590
                                        -------     ------   -------  -------
   Total costs and expenses............. 37,302     38,731    74,204   78,779
                                        -------     ------   -------  -------

Operating income........................  2,864      5,351     7,909   12,451
Non-operating income (expense)
  Interest income.......................    166         57       323      126
  Interest expense......................     (1)        (5)       (4)      (5)
  Foreign currency......................    212       (217)      312     (361)
  Other.................................      5         14        29       17
                                        -------     ------   -------  -------
Income before income taxes and
  minority interest.....................  3,246      5,200     8,569   12,228
Provision for income taxes..............  1,513      2,129     3,596    4,888
Minority interest in income of
  consolidated subsidiaries.............     39         26        89       64
                                         ------      -----    ------   ------
Net income..............................$ 1,694     $3,045   $ 4,884  $ 7,276
                                        =======     ======   =======  =======

Per share amounts:

Earnings per share:
  Basic:
     Class A common stock...............$  0.24   $   0.44  $   0.69  $  1.07
                                        ========   =======  ========  =======
     Class B common stock...............$  0.26   $   0.49  $   0.76  $  1.18
                                        ========   =======  ========  =======
  Diluted:
     Class A common stock...............$  0.22   $   0.41  $   0.64  $  0.98
                                        ========   =======  ========  =======
     Class B common stock...............$  0.24   $   0.45  $   0.70  $  1.08
                                        ========   =======  ========  =======

Weighted average common shares and equivalents outstanding:
  Basic:
     Class A common stock...............  2,521      2,521     2,521    2,521
     Class B common stock...............  4,177      3,992     4,157    3,896
                                        -------     ------   -------   ------
                                          6,698      6,513     6,678    6,417
                                        =======     ======   =======  =======
  Diluted:
     Class A common stock...............  2,521      2,521     2,521    2,521
     Class B common stock...............  4,666      4,527     4,683    4,430
                                        -------     ------   -------  -------
                                          7,187      7,048     7,204    6,951
                                        =======     ======   =======  =======

Cash dividends per share of common stock:
     Class A common stock...............$  0.050    $ 0.050  $  0.100 $  4.100
                                        ========    =======  ======== ========
     Class B common stock...............$  0.055    $ 0.055  $  0.110 $  4.110
                                        ========    =======  ======== ========


                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                        SAUCONY, INC. AND SUBSIDIARIES

               Condensed Consolidated Statements of Cash Flows
         For the Twenty-Six Weeks Ended July 1, 2005 and July 2, 2004

                                   (Unaudited)
                                 (In thousands)
                                                       July 1,    July 2,
                                                        2005        2004
                                                       -------    -------
Cash flows from operating activities:
   Net income.........................................$ 4,884      $7,276
  Adjustments to reconcile net income to net cash
   (used) provided by operating activities:
   Depreciation and amortization......................    889         736
   Provision for bad debts and discounts..............  3,478       3,580
   Deferred income tax expense .......................    357         598
   Tax benefit on stock option exercises..............      6       1,107
   Other..............................................     50          12
  Changes in operating assets and liabilities,
   net of effect foreign currency adjustments:
     (Increase) decrease in assets:
      Accounts receivable.............................(10,176)    (15,111)
      Inventories.....................................  1,411      (5,251)
      Prepaid expenses and other current assets.......    176         181
      Increase (decrease) in liabilities:
      Accounts payable................................   (825)      2,722
      Accrued expenses................................ (1,802)      1,602
                                                       -------     ------
  Total adjustments................................... (6,436)     (9,824)
                                                       -------     -------

Net cash used by operating activities................. (1,552)     (2,548)
                                                       -------     ------

Cash flows from investing activities:
  Purchases of property, plant and equipment..........   (390)     (2,101)
  Sales of short-term investments..................... 20,428       5,769
  Proceeds from sale of property, plant and equipment.      8          --
  Purchases of short-term investments.................     --      (4,863)
  Change in deposits and other........................   (122)        (42)
                                                       -------     -------
  Net cash provided (used) by investing activities.... 19,924      (1,237)
                                                       ------      -------

Cash flows from financing activities:
  Repayment of capitalized lease obligations..........    (30)        (23)
  Dividends paid on common stock......................   (706)    (26,595)
  Issuances of common stock, stock option exercises...    812       2,550
  Issuances of common stock, stock purchase
    warrant exercises.................................     --         352
                                                       ------      ------
Net cash provided (used) by financing activities......     76     (23,716)
Effect of exchange rate changes on cash and
    cash equivalents..................................   (326)        (14)
                                                      -------      ------
Net increase (decrease) in cash and cash equivalents.. 18,122     (27,515)
Cash and equivalents at beginning of period........... 12,042      41,781
                                                       ------      ------
Cash and equivalents at end of period.................$30,164     $14,266
                                                      =======     =======

Supplemental disclosure of cash flow information:
  Cash paid during the period for:
   Income taxes, net of refunds....................... $3,523      $1,952
                                                       ======      ======
   Interest........................................... $    4      $    5
                                                       ======      ======

Non-cash investing and financing activities:
  Property purchased under capital leases............. $   --      $  279
                                                       ======      ======

            The accompanying notes are an integral part of these
                condensed consolidated financial statements.

                        SAUCONY, INC. AND SUBSIDIARIES
                                 (the "Company")

             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  July 1, 2005

                                 (Unaudited)
                  (In thousands, except per share amounts)


NOTE 1 - BASIS OF PRESENTATION

On June 1, 2005, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with The Stride Rite Corporation ("Stride Rite"), a Massachusetts Corporation, and OC, Inc., a Massachusetts corporation and a wholly owned subsidiary of Stride Rite (the "Transitory Subsidiary"). The Merger Agreement is subject to approval by the Company's shareholders. The accompanying Condensed Consolidated Financial Statements do not include any adjustments or disclosures that may be required upon consummation of the merger. See Note 2 for further information.

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and, therefore, do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation have been included. The balance sheet amounts at December 31, 2004 in the accompanying financial statements are derived from the Company's audited financial statements for the fiscal year then ended, included in the Company's Annual Report on Form 10-K for such fiscal year. These interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements, and the notes thereto, included in the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, for the year ended December 31, 2004. Operating results for the thirteen and twenty-six weeks ended July 1, 2005 are not necessarily indicative of the results for the entire year.

NOTE 2 - PROPOSED MERGER

The Merger Agreement
Upon unanimous approval of the Company's Board of Directors, the Company entered into the Merger Agreement, as defined in Note 1, which provides that upon the terms and conditions set forth therein, the Transitory Subsidiary will merge with and into the Company, with the Company continuing as the surviving corporation (the "Merger").

At the effective time and as a result of the Merger, the Company will become a wholly owned subsidiary of Stride Rite and each share of the Company will be converted into the right to receive $23 in cash per share, without interest ("Merger Consideration"). Also at the effective time, the Company's stock shall be cancelled and cease to exist, giving the holder no rights except to receive the Merger Consideration. Additionally, all unexercisable Company stock options will be accelerated and, along with the exercisable Company stock options, will automatically be cancelled and converted into the right to receive Merger Consideration.

The Merger is subject to customary conditions including (i) the approval of the Merger Agreement by the Company's shareholders (the vote required for approval is an affirmative vote by two-thirds of the outstanding shares of Class A Common Stock in addition to two-thirds of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (which has occurred), (iii) absence of any law or legal ruling that would prohibit the consummation of the merger, and (iv) other customary closing conditions specified in the Merger Agreement.

Executive Benefits Arrangement
In connection with the merger agreement, executive benefit arrangements with two key executives of the Company were amended to provide that the two individuals
(i) shall be deemed terminated "for good reason" immediately after the effective time of the merger, (ii) to provide for a reduction of payments under the original executive retention agreements as a result of and upon the closing of the merger, and (iii) to eliminate the excess of those payments that each individual would otherwise receive under the executive retention agreements, to the extent the excess amounts would constitute "excess parachute payments" as defined by the Internal Revenue Code.

Voting Rights Agreement
In connection with the Merger Agreement, a group of stockholders, all related to two key executives of the Company, have agreed to (i) vote their respective shares to approve the Merger Agreement, (ii) vote against any other proposal or offer to acquire the Company, and (iii) appoint Stride Rite as the proxy for his, her or its shares if the respective shareholder is unable to perform the obligations under the agreement.


NOTE 3 - INVENTORIES

Inventories   at  July  1,  2005  and  December  31,  2004  consisted  of  the following:

                                                July 1,    December 31,
                                                 2005          2004
                                                 ----          ----

           Finished goods......................$23,661      $ 25,503
           Raw material and supplies...........    101           142
                                               -------      --------
           Total...............................$23,762      $ 25,645
                                               =======      ========


NOTE 4 - EARNINGS PER COMMON SHARE

The Company presents basic and diluted earnings per share using the two-class method. The two-class method is an earnings allocation formula that determines earnings per share for each class of common stock according to dividends declared and participation rights in undistributed earnings.

Basic earnings per share for the Company's Class A and Class B common stock is calculated by dividing net income by the weighted average number of shares of Class A and Class B common stock outstanding. Diluted earnings per share for the Company's Class A and Class B common stock is calculated similarly, except that the calculation includes the dilutive effect of the assumed exercise of options issuable under the Company's stock incentive plans.

Net income available to the Company's common stockholders is allocated among our two classes of common stock, Class A common stock and Class B common stock. The allocation among each class was based upon the two-class method. Under the two-class method, earnings per share for each class of common stock is presented:

                                     Thirteen Weeks      Twenty-Six Weeks
                                         Ended                 Ended
                                    July 1,   July 2,    July 1,   July 2,
                                     2005      2004       2005      2004
                                    -------   -------    -------   -------

Net income available to Class A
  and Class B common stockholders...$1,694    $3,045     $4,884    $7,276
                                    ------    ------     ------    ------
Allocation of undistributed net income:

Basic:
  Class A common stock..............$  600    $1,111     $1,736    $2,695
  Class B common stock.............. 1,094     1,934      3,148     4,581
                                    ------    ------     ------    ------
                                    $1,694    $3,045     $4,884    $7,276
                                    ======    ======     ======    ======
Diluted:
  Class A common stock..............$  558    $1,023     $1,605    $2,481
  Class B common stock.............. 1,136     2,022      3,279     4,795
                                    ------    ------     ------    ------
                                    $1,694    $3,045     $4,884    $7,276
                                    ======    ======     ======    ======

Weighted average common shares
 and equivalents outstanding:

Basic:
  Class A common stock.............. 2,521     2,521      2,521     2,521
  Class B common stock.............. 4,177     3,992      4,157     3,896
                                    ------    ------     ------    ------
                                     6,698     6,513      6,678     6,417
                                    ======    ======     ======    ======
Diluted:
  Class A common stock.............. 2,521     2,521      2,521     2,521
  Class B common stock.............. 4,666     4,527      4,683     4,430
                                    ------    ------     ------    ------
                                     7,187     7,048      7,204     6,951
                                    ======    ======     ======    ======
Earnings per share:

Basic:
  Class A common stock..............$ 0.24    $  0.44    $ 0.69    $  1.07
                                    ======    =======    ======    =======
  Class B common stock..............$ 0.26    $  0.49    $ 0.76    $  1.18
                                    ======    =======    ======    =======

Diluted:
  Class A common stock..............$ 0.22    $  0.41    $ 0.64    $  0.98
                                    ======    =======    ======    =======
  Class B common stock..............$ 0.24    $  0.45    $ 0.70    $  1.08
                                    ======    =======    ======    =======

The increase in the weighted average common shares and equivalents outstanding was due to the increase in Class B common shares outstanding from the issuance of Class B common shares due to the exercise of stock options.

All of the options to purchase shares of common stock outstanding for the thirteen and twenty-six weeks ended July 1, 2005 and July 2, 2004 were included in the computations of diluted earnings per share.

NOTE 5 - STOCK-BASED COMPENSATION

Statement of Financial Accounting Standards No. 148 ("SFAS 148"), "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of Statement of Financial Accounting Standards No. 123" ("SFAS 123"), encourages, but does not require, companies to record compensation expense for stock-based employee compensation plans at fair value. The Company accounts for employee stock options and share awards under the intrinsic-value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), as interpreted, with pro-forma disclosures of net earnings and earnings per share, as if the fair value method of accounting defined in SFAS 123 applied. SFAS 123 establishes a fair value based method of accounting for stock-based employee compensation plans. Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period.

All stock options granted during the twenty-six weeks ended July 1, 2005 and July 2, 2004 were at exercise prices equal to or greater than the fair market value of the Company's common stock at the date of the grant. Accordingly, no compensation cost has been recognized for such option grants.

In connection with the exercise of options, the Company has realized income tax benefits of $0 and $71 for the thirteen weeks ended July 1, 2005 and July 2, 2004, respectively, and $6 and $1,107 in the twenty-six weeks ended July 1, 2005 and July 2, 2004, respectively, that have been credited to additional paid-in capital.

Had the Company determined the stock-based compensation expense for the Company's stock options based upon the fair value at the grant date for stock option awards for the thirteen weeks ended July 1, 2005 and July 2, 2004, consistent with the fair value method provisions of SFAS 123, the Company's net income and net income per share would have been reduced to the pro forma amounts indicated below:

                                      Thirteen Weeks Ended  Thirteen Weeks Ended
                                          July 1, 2005          July 2, 2004
                                          ------------          ------------
                                         Basic    Diluted     Basic   Diluted
                                         -----    -------     -----   -------
   Net income:
     As reported.......................$1,694    $1,694     $3,045   $3,045
   Add:  Stock-based compensation
     expense included in reported
     net income, net
     of related tax benefit............    --        --         --       --
   Less: Total stock-based
     compensation expense determined
     under the fair value based
     method for all awards, net of
     related tax benefit...............  (287)     (287)      (349)    (349)
                                       -------   -------    -------  -------
   Pro forma net income ...............$1,407    $1,407     $2,696   $2,696
                                       ======    ======     ======   ======

   Pro forma net income allocated:
      Class A common stock.............$  498    $  463     $  983   $  906
      Class B common stock.............   909       944      1,713    1,790
                                       ------    ------     ------   ------
           Total.......................$1,407    $1,407     $2,696   $2,696
                                       ======    ======     ======   ======

                                     Thirteen Weeks Ended  Thirteen Weeks Ended
                                          July 1, 2005         July 2, 2004
                                          ------------         ------------
                                         Basic    Diluted     Basic   Diluted
                                         -----    -------     -----   -------
   Pro forma earnings per share:
   Class A common stock
     As reported.......................$  0.24   $  0.22    $  0.44  $  0.41
   Add:  Stock-based compensation
     expense included in reported
     net income, net
     of related tax benefit............     --        --         --       --
   Less:  Total stock-based
     compensation expense determined
     under the fair value based
     method for all awards, net of
     related tax benefit...............  (0.04)    (0.04)     (0.05)   (0.05)
                                       --------  --------   -------- --------
   Pro forma net income per share......$  0.20   $  0.18    $  0.39  $  0.36
                                       =======   =======    =======  =======


                                     Thirteen Weeks Ended   Thirteen Weeks Ended
                                         July 1, 2005         July 2, 2004
                                         ------------         ------------
                                        Basic    Diluted     Basic   Diluted
                                        -----    -------     -----   -------
   Pro forma earnings per share:
   Class B common stock
     As reported.......................$  0.26   $  0.24    $  0.49  $  0.45
   Add:  Stock-based compensation
     expense included in reported
     net income, net
     of related tax....................     --        --         --       --
   Less:  Total stock-based
     compensation expense determined
     under the fair value based
     method for all awards, net of
     related tax benefit...............  (0.04)    (0.04)     (0.06)   (0.05)
                                       --------  --------   -------- --------
   Pro forma net income per share......$  0.22   $  0.20    $  0.43  $  0.40
                                       =======   =======    =======  =======


                                  Twenty-Six Weeks Ended  Twenty-Six Weeks Ended
                                          July 1, 2005         July 2, 2004
                                          ------------         ------------
                                         Basic    Diluted     Basic   Diluted
                                         -----    -------     -----   -------
   Net income:
     As reported.......................$4,884    $4,884     $7,276   $7,276
   Add:  Stock-based compensation
     expense included in reported
     net income, net
     of related tax benefit............    --        --         --       --
   Less: Total stock-based compensation
     expense determined under the fair
     value based method for all awards,
     net of related tax benefit. ......  (555)     (555)      (687)    (687)
                                       -------   -------    -------  -------
   Pro forma net income ...............$4,329    $4,329     $6,589   $6,589
                                       ======    ======     ======   ======

      Pro forma net income allocated:
      Class A common stock.............$1,538    $1,422     $2,440   $2,247
      Class B common stock............. 2,791     2,907      4,149    4,342
                                       ------    ------     ------   ------
           Total.......................$4,329    $4,329     $6,589   $6,589
                                       ======    ======     ======   ======

                                  Twenty-Six Weeks Ended  Twenty-Six Weeks Ended
                                          July 1, 2005         July 2, 2004
                                          ------------         ------------
                                         Basic    Diluted     Basic   Diluted
                                         -----    -------     -----   -------
   Pro forma earnings per share:
   Class A common stock
     As reported.......................$  0.69   $  0.64    $  1.07  $  0.98
   Add:  Stock-based compensation
     expense included in reported
     net income, net
     of related tax benefit............     --        --         --       --
   Less:  Total stock-based
     compensation expense determined
     under the fair value based
    method for all awards,
     net of related tax benefit........  (0.08)    (0.07)     (0.10)   (0.09)
                                       --------  --------   -------- --------
   Pro forma net income per share......$  0.61   $  0.57    $  0.97  $  0.89
                                       =======   =======    =======  =======


                                 Twenty-Six Weeks Ended   Twenty-Six Weeks Ended
                                         July 1, 2005         July 2, 2004
                                         ------------         ------------
                                        Basic    Diluted     Basic   Diluted
                                        -----    -------     -----   -------
   Pro forma earnings per share:
   Class B common stock
     As reported.......................$  0.76   $  0.70    $  1.18  $  1.08
   Add:  Stock-based compensation
     expense included in reported
     net income,
     net of related tax................     --        --         --       --
   Less:  Total stock-based
     compensation expense determined
     under the fair value based
     method for all awards,
     net of related tax benefit........  (0.09)    (0.08)     (0.11)  (0.10)
                                       --------  --------   -------- -------
   Pro forma net income per share......$  0.67   $  0.62    $  1.07  $  0.98
                                       =======   =======    =======  =======





The fair value of options at date of grant was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions:

                                 Twenty-Six Weeks  Twenty-Six Weeks
                                       Ended             Ended
                                   July 1, 2005      July 2, 2004
                                   ------------      ------------

      Expected life (years).........    5.0               5.0
      Risk-free interest rate.......    3.5%              3.0%
      Expected volatility...........   40.6%             55.1%
      Expected dividend yield.......    1.0%              1.2%

The fair value of options granted during the thirteen weeks ended July 1, 2005 and July 2, 2004 were $30 and $0, respectively, and $130 and $417 for the twenty-six weeks ended July 1, 2005 and July 2, 2004, respectively.

NOTE 6 - STATEMENT OF COMPREHENSIVE INCOME

                                      Thirteen  Thirteen  Twenty-Six Twenty-Six
                                        Weeks     Weeks      Weeks      Weeks
                                        Ended     Ended      Ended      Ended
                                       July 1,   July 2,    July 1,    July 2,
                                        2005      2004       2005       2004
                                    ----------  --------  ----------  ----------

Net income.............................$1,694    $3,045     $4,884     $7,276
Other comprehensive income:
  Foreign currency translation
   adjustments, net of tax.............  (612)     120        (926)      (56)
                                       -------   -----      --------   ------
Comprehensive income...................$1,082    $3,165     $3,958     $7,220
                                       ======    ======     ======     ======


NOTE 7 - GOODWILL AND DEFERRED CHARGES

Deferred charges as of July 1, 2005 and December 31, 2004 are as follows:

                                   July 1, 2005             December 31, 2004
                              ---------------------      ---------------------
                                    Accumulated                Accumulated
                             Cost  Amortization Net      Cost Amortization Net
                             ----  ------------ ---      ---- ------------ ---

   Software licenses........$1,244   $(1,053)  $191     $1,135   $(1,057) $ 78
   Other....................   444      (444)    --        444      (431)   13
                            ------   -------   ----     ------   -------  ----
   Total....................$1,688   $(1,497)  $191     $1,579   $(1,488) $ 91
                            ======   ========  ====     ======   ======== ====

Amortization of intangible assets was $18 and $28 in the thirteen weeks ended July 1, 2005 and July 2, 2004, respectively. For the twenty-six weeks ended July 1, 2005 and July 2, 2004, amortization expense was $39 and $60, respectively.

NOTE 8 - ENVIRONMENTAL ACCRUAL

In the thirteen weeks ended December 31, 2004, the Company recorded a charge of $2,275 to address environmental conditions at a Company owned distribution facility. The assessment of the liability and the associated costs was an estimate based upon available information after consultation with environmental engineers, consultants and attorneys assisting the Company in addressing these environmental issues. Actual costs to address the environmental conditions may change based on further investigations, based on the conclusions of regulatory authorities about information gathered in those investigations and due to the inherent uncertainties involved in estimating conditions in the environment and the costs of addressing such conditions. The following table presents the changes in the liability for the thirteen and twenty six weeks ended July 1, 2005:

            Balance at December 31, 2004..............$2,275
            Additions charged to costs and expenses...    --
            Deductions from reserve...................   (55)
                                                      -------
            Balance at April 1, 2005..................$2,220
            Additions charged to costs and expenses...    --
            Deductions from reserve...................  (263)
                                                      -------
            Balance at July 1, 2005...................$1,957
                                                      ======

The deductions from the reserve in the thirteen and twenty-six weeks ended July 1, 2005 consists primarily of associated legal costs.

NOTE 9 - OPERATING SEGMENT DATA

The Company's operating segments are organized based on the nature of products and consist of the Saucony segment and Other Products segment. The determination of the reportable segments for the thirteen and twenty-six weeks ended July 1, 2005 and July 2, 2004, as well as the basis of measurement of segment profit or loss, is consistent with the segment reporting disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

                                      Thirteen  Thirteen  Twenty-SixTwenty-Six
                                        Weeks     Weeks      Weeks     Weeks
                                        Ended     Ended      Ended     Ended
                                       July 1,   July 2,    July 1,   July 2,
                                        2005      2004       2005      2004
                                      --------  --------  ---------- ----------
  Revenues:
    Saucony............................$34,978   $38,438    $70,561   $79,677
    Other Products.....................  5,188     5,644     11,552    11,553
                                        ------    ------     ------    ------
      Total revenue....................$40,166   $44,082    $82,113   $91,230
                                       =======   =======    =======   =======

  Income before income taxes
      and minority interest:
    Saucony............................$ 3,135    $5,193     $7,772   $11,565
    Other Products.....................    111         7        797       663
                                        ------    ------     ------    ------
  Total................................$ 3,246    $5,200     $8,569   $12,228
                                       =======    ======     ======   =======


NOTE 10 - RECENT ACCOUNTING PRONOUNCEMENTS

In March 2005, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations" ("FIN 47"), an interpretation of FASB Statement No. 143. FIN 47 clarifies that the term "conditional asset retirement obligation" as used in FASB Statement No. 143, "Accounting for Asset Retirement Obligations", refers to a legal obligation to perform an asset retirement activity in which the timing and (or) the method of settlement are conditional on a future event that may or may not be within the control of the entity. The interpretation also clarifies when an entity should have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The provisions of FIN 47 are effective for fiscal years ending after December 15, 2005 (December 31, 2005 for calendar-year enterprises). FIN 47 requires that the amount recognized as an asset retirement cost shall be measured as of the date the asset retirement obligation was incurred. An entity shall recognize the cumulative effect of initially adopting FIN 47 as a change in accounting principle. Further, an entity shall compute on a pro forma basis and disclose in the footnotes to the financial statements for the beginning of the earliest year presented and at the end of all years presented the amount of the liability for asset retirement obligations as if FIN 47 had been applied during all periods affected. Retrospective application of interim financial information is permitted but not required. We are evaluating the provisions of this interpretation to determine the impact on our financial position, results of operations and cash flows.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment" ("SFAS 123R"). This statement is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The provisions of this statement are effective for interim or annual periods beginning after June 15, 2005. On April 22, 2005, the Securities and Exchange Commission amended Rule 4-01(a) of Regulation S-X regarding the compliance date for SFAS No. 123R, amending the date for compliance with SFAS 123R so that each registrant that is not a small business issuer, as defined by Regulation S-B, item 10, 17 CFR 228.10, is permitted to implement SFAS 123R at the beginning of its next fiscal year, instead of the next reporting period that begins after June 15, 2005. Accordingly, such companies need not comply with SFAS 123R until its interim financial statements for the first quarter of fiscal 2006 are filed with the Securities and Exchange Commission. The Commission's rule does not change the accounting required by SFAS 123R, it only changes the dates for compliance with the standard. We expect that the adoption of this statement will have a material negative effect on our consolidated net income.